SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Geron Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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[ ]	Fee paid previously with preliminary materials:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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 *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 11, 2011.

GERON CORPORATION GERON CORPORATION C/O BROADRIDGE VOTE PROCESSING 51 MERCEDES WAY EDGEWOOD, NY 11717

Meeting Information
Meeting Type: Annual Meeting of Stockholders
For shareholders as of: March 15, 2011
Meeting Date: May 11, 2011 Time: 8:00 AM local time
Meeting Location:	Meeting Live via the Internet - please visit
www.virtualshareholdermeeting.com/gern.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/gern and be sure to have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in Geron Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Letter to Stockholders Notice and 2011 Proxy Statement 2010 Annual Report
How to View Online:
Have the information available that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2011 to facilitate timely delivery.

—  How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information available that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and follow the instructions.

During The Meeting:
Go to  www.virtualshareholdermeeting.com/gern. Have the information available that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of the two (2) Class III Directors to serve for a three-year term.

Nominees:

01) Alexander E. Barkas, Ph.D.
02) Karin Eastham

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve the 2011 Incentive Award Plan that will replace the 2002 Equity Incentive Plan, which is expiring.

3.	An advisory vote to approve on executive compensation.

The Board of Directors recommends you vote 3 years on the following proposal:

4.	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years.

The Board of Directors recommends you vote FOR the following proposals:

5.	To ratify appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

6.	As said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.